Exhibit 5(b)




                       Form of Master Administration Contract
                         and Supplements between Registrant
                             and Furman Selz Incorporated

                     MASTER ADMINISTRATIVE SERVICES CONTRACT

                                 IBJ FUNDS TRUST
                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994


Furman Selz Incorporated
237 Park Avenue
New York, New York  10017


Dear Sirs or Madams:


                This will confirm the agreement between the undersigned (the "Trust") and you (the "Administrator") as follows:

                1. The Trust is an open-end investment company organized as a Delaware business trust, and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time (the "Funds"). This contract shall pertain to any Fund as shall be designated in a Supplement to this contract ("Supplement"), as further agreed by the Trust and the Administrator. A separate class of shares of beneficial interest in the Trust is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions specified in the Prospectus or Prospectuses (the "Prospectus") relating to the Trust and the Fund included in the Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Administrator. Any amendments to those documents shall be furnished to the Administrator promptly.

                2. (a) The Administrator shall provide all management and administrative services reasonably necessary for the operation of the Trust and the Funds, other than those investment management and administrative services which are to be provided pursuant to the Master Investment Advisory Agreement, Custodian Contract or Transfer Agency Agreement (each as defined in the Prospectus or Statement of Additional Information). The Administrator shall make periodic reports to the Trust's Board of Trustees on the performance of its obligations under this Contract.

                     (b) The Administrator shall, at its expense, (i) provide the Trust with office space and office facilities reasonably necessary for the operation of the Trust and the Funds, (ii) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this contract and (iii) provide the Trust with persons satisfactory to the Trust's Board of Trustees to serve as officers and employees of the Trust in the discretion of the Trustees of the Trust. The Administrator shall pay the entire compensation of all of the Trust's officers and employees who are affiliated persons of the Administrator and the compensation shall not be deemed to be expenses of the Trust for purposes of paragraph 5 hereof.

                     (c) Except as provided in subparagraph 2(b) above, and in the Master Investment Advisory Agreement between the Trust and IBJ Schroder Bank & Trust Company (the "Master Advisory Agreement"), the Trust shall be responsible for all of its expenses and liabilities, including compensation of its trustees who are not affiliated with the Sponsor; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, trustees and employees; insurance premiums; fidelity bonds; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; extraordinary expenses; and reimbursements to the Administrator in accordance with the Trust's Distribution Plan and Agreement (and Supplements thereto)(the "Plan"), pursuant to Rule 12b-1 under the 1940 Act.

                3. The Administrator shall give the Trust the benefit of the Administrator's best judgment and efforts in rendering services under this contract. As an inducement to the Administrator's undertaking to render these services, the Trust agrees that the Administrator shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Administrator against any liability to the Trust or its shareholders to which the Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Administrator's duties under this contract or by reason of the Administrator's reckless disregard of its obligations and duties hereunder.

                4. In consideration of the services to be rendered by the Administrator under this contract, the Trust shall pay the Administrator a monthly fee with respect to each Fund on the first business day of each month, based upon the average daily value of the net assets of the Fund during the preceding month at annual rates set forth in a Supplement to this contract with respect to the Fund. Fees under this Contract will begin to accrue on the first day of a Fund's operations.

                If the fees payable to the Administrator pursuant to this paragraph 4 begin to accrue before the end of any month or if this contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this contract, "business day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment adviser is closed. Currently, those holidays include: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

                5. The limitation of expenses of each Fund is set forth in a supplement to this contract with respect to each Fund.

                6. This contract and any Supplement shall become effective with respect to a Fund only if they have been approved by vote of a majority of
(i) the Board of Trustees of the Trust, and (ii) the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in this contract, cast in person at a meeting called for the purpose of voting on such approval. This contract, and any Supplement, shall continue in effect with respect to a Fund until the last day of the calendar year next following the date of effectiveness specified in a Supplement to the contract, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, subject to the immediately following sentence, and provided such continuance is specifically approved at least annually by a vote of a majority of (i) the Trust's Board of Trustees and (ii) the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the contract, by vote cast in person at a meeting called for the purpose of voting on such approval. This contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Administrator or by the Administrator on 60 days' written notice to the Trust. If this contract is terminated with respect to any Fund, it shall nonetheless remain in effect with respect to any remaining Funds. This contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                7. Except to the extent necessary to perform the Administrator's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Administrator, or any affiliate of the Administrator, or any employee of the Administrator, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                8. The Certificate of Trust, establishing the Trust, dated as of August 25, 1994, together with all amendments thereto (the "Certificate"), is on file in the Office of the Secretary of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees, or agents of the Trust, but only the Trust's property shall be bound.

                9. This contract shall be construed and its provisions interpreted in accordance with the laws of the State of New York.

                If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                         Very truly yours,

                                         IBJ FUNDS TRUST



                                         By -------------------------
                                            Title:



ACCEPTED:

FURMAN SELZ INCORPORATED



By -----------------------
   Title:

                            RESERVE MONEY MARKET FUND
                           A SERIES OF IBJ FUNDS TRUST

                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994


Furman Selz Incorporated
237 Park Avenue
New York, New York  10017


                   ADMINISTRATIVE SERVICES CONTRACT SUPPLEMENT

Dear Sirs or Madams:


                This will confirm the agreement between the undersigned (the "Trust") and Furman Selz Incorporated (the "Administrator") as follows:

                1. The Trust is an open-end management investment company, organized as a Delaware business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Reserve Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

                2. The Trust and the Administrator have entered into a Master Administrative Services Contract ("Master Contract") dated November 18, 1994 pursuant to which the Administrator has agreed to provide management and administrative services to the Trust as set forth in that contract.

                3. As provided for in paragraph 1 of the Master Contract, the Trust hereby adopts the Master Contract with respect to the Fund and the Administrator hereby acknowledges that the Master Contract shall pertain to the Fund, the terms and conditions of such Master Contract being hereby incorporated herein by reference.

                4. The term "Fund" as used in the Master Contract shall, for purposes of this Supplement, pertain to the Fund.

                5. As provided in paragraph 4 of the Master Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Administrator a monthly fee on the first business day of each month based upon the average daily value of the net assets of the Fund during the preceding month at the annual rate of 0.15%.

                6. This Supplement and the Master Contract (together, the "Contract") shall become effective on November 18, 1994, and shall continue in effect with respect to the Fund until the last day of the calendar year next following such date, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, subject to the immediately following sentence, and provided such continuance is specifically approved at least annually by a vote of a majority of (i) the Trust's Board of Trustees and (ii) the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Contract, by vote cast in person at a meeting called for the purpose of voting on such approval. This Contract may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Administrator or by the Administrator on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                 7. (a) If the aggregate expenses of every character incurred by, or allocated to, the Fund in any fiscal year, other than interest, taxes, expenses under the Plans, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees provided for in paragraph 4 of the Master Contract and under the Master Investment Advisory Agreement ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Administrator, or the Administrator will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to the Administrator bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Contract and the Master Advisory Agreement between the Trust and the Adviser. The Administrator's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Contract.

                     (b) With respect to portions of a fiscal year in which this contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 7 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year, the monthly fees relating to the Fund, payable to the Administrator under this contract for such month shall be reduced, subject to later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Administrator as described in subparagraph (a) of paragraph 7 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in paragraph 4 of the Master Contract, and any payments required to be made by the Administrator shall be made once a year promptly after the end of the Trust's fiscal year.

                If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        RESERVE MONEY MARKET FUND, a
                                        Series of IBJ Funds Trust


                                        By:---------------------------
                                           Title:

Accepted:

FURMAN SELZ INCORPORATED


By:------------------------
   Title:

                                    BOND FUND
                           A SERIES OF IBJ FUNDS TRUST

                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994


Furman Selz Incorporated
237 Park Avenue
New York, New York  10017


                   ADMINISTRATIVE SERVICES CONTRACT SUPPLEMENT


Dear Sirs or Madams:


                This will confirm the agreement between the undersigned (the "Trust") and Furman Selz Incorporated (the "Administrator") as follows:

                1. The Trust is an open-end management investment company, organized as a Delaware business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Bond Fund (the "Fund") is a separate investment portfolio of the Trust.

                2. The Trust and the Administrator have entered into a Master Administrative Services Contract ("Master Contract") dated November 18, 1994 pursuant to which the Administrator has agreed to provide management and administrative services to the Trust as set forth in that contract.

                3. As provided for in paragraph 1 of the Master Contract, the Trust hereby adopts the Master Contract with respect to the Fund and the Administrator hereby acknowledges that the Master Contract shall pertain to the Fund, the terms and conditions of such Master Contract being hereby incorporated herein by reference.

                4. The term "Fund" as used in the Master Contract shall, for purposes of this Supplement, pertain to the Fund.

                5. As provided in paragraph 4 of the Master Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Administrator a monthly fee on the first business day of each month based upon the average daily value of the net assets of the Fund during the preceding month at the annual rate of 0.15%.

                6. This Supplement and the Master Contract (together, the "Contract") shall become effective on November 18, 1994, and shall continue in effect with respect to the Fund until the last day of the calendar year next following such date, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, subject to the immediately following sentence, and provided such continuance is specifically approved at least annually by a vote of a majority of (i) the Trust's Board of Trustees and (ii) the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Contract, by vote cast in person at a meeting called for the purpose of voting on such approval. This Contract may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Administrator or by the Administrator on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                7. (a) If the aggregate expenses of every character incurred by, or allocated to, the Fund in any fiscal year, other than interest, taxes, expenses under the Plans, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees provided for in paragraph 4 of the Master Contract and under the Master Investment Advisory Agreement ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Administrator, or the Administrator will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to the Administrator bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Contract and the Master Advisory Agreement between the Trust and the Adviser. The Administrator's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Contract.

                     (b) With respect to portions of a fiscal year in which this contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 7 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year, the monthly fees relating to the Fund, payable to the Administrator under this contract for such month shall be reduced, subject to later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Administrator as described in subparagraph (a) of paragraph 7 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in paragraph 4 of the Master Contract, and any payments required to be made by the Administrator shall be made once a year promptly after the end of the Trust's fiscal year.

                If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        BOND FUND, a Series of IBJ
                                        Funds Trust


                                        By:------------------------------
                                            Title:

Accepted:

FURMAN SELZ INCORPORATED


By:--------------------------
   Title:

                                CORE EQUITY FUND
                           A SERIES OF IBJ FUNDS TRUST

                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994


Furman Selz Incorporated
237 Park Avenue
New York, New York  10017


                   ADMINISTRATIVE SERVICES CONTRACT SUPPLEMENT


Dear Sirs or Madams:


                This will confirm the agreement between the undersigned (the "Trust") and Furman Selz Incorporated (the "Administrator") as follows:

                1. The Trust is an open-end management investment company, organized as a Delaware business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Core Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

                2. The Trust and the Administrator have entered into a Master Administrative Services Contract ("Master Contract") dated November 18, 1994 pursuant to which the Administrator has agreed to provide management and administrative services to the Trust as set forth in that contract.

                3. As provided for in paragraph 1 of the Master Contract, the Trust hereby adopts the Master Contract with respect to the Fund and the Administrator hereby acknowledges that the Master Contract shall pertain to the Fund, the terms and conditions of such Master Contract being hereby incorporated herein by reference.

                4. The term "Fund" as used in the Master Contract shall, for purposes of this Supplement, pertain to the Fund.

                5. As provided in paragraph 4 of the Master Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Administrator a monthly fee on the first business day of each month based upon the average daily value of the net assets of the Fund during the preceding month at the annual rate of 0.15%.

                6. This Supplement and the Master Contract (together, the "Contract") shall become effective on November 18, 1994, and shall continue in effect with respect to the Fund until the last day of the calendar year next following such date, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, subject to the immediately following sentence, and provided such continuance is specifically approved at least annually by a vote of a majority of (i) the Trust's Board of Trustees and (ii) the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Contract, by vote cast in person at a meeting called for the purpose of voting on such approval. This Contract may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Administrator or by the Administrator on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                7. (a) If the aggregate expenses of every character incurred by, or allocated to, the Fund in any fiscal year, other than interest, taxes, expenses under the Plans, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees provided for in paragraph 4 of the Master Contract and under the Master Investment Advisory Agreement ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Administrator, or the Administrator will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to the Administrator bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Contract and the Master Advisory Agreement between the Trust and the Adviser. The Administrator's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Contract.

                     (b) With respect to portions of a fiscal year in which this contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 7 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year, the monthly fees relating to the Fund, payable to the Administrator under this contract for such month shall be reduced, subject to later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Administrator as described in subparagraph (a) of paragraph 7 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in paragraph 4 of the Master Contract, and any payments required to be made by the Administrator shall be made once a year promptly after the end of the Trust's fiscal year.

                  If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        CORE EQUITY FUND, a Series of
                                        IBJ Funds Trust


                                        By:--------------------------
                                           Title:

Accepted:

FURMAN SELZ INCORPORATED


By:---------------------------
   Title:

                             GROWTH AND INCOME FUND
                           A SERIES OF IBJ FUNDS TRUST

                                 237 PARK AVENUE
                            NEW YORK, NEW YORK 10017




                                                              November 18, 1994


Furman Selz Incorporated
237 Park Avenue
New York, New York  10017


                   ADMINISTRATIVE SERVICES CONTRACT SUPPLEMENT


Dear Sirs or Madams:


                This will confirm the agreement between the undersigned (the "Trust") and Furman Selz Incorporated (the "Administrator") as follows:

                1. The Trust is an open-end management investment company, organized as a Delaware business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth and Income Fund (the "Fund") is a separate investment portfolio of the Trust.

                2. The Trust and the Administrator have entered into a Master Administrative Services Contract ("Master Contract") dated November 18, 1994 pursuant to which the Administrator has agreed to provide management and administrative services to the Trust as set forth in that contract.

                3. As provided for in paragraph 1 of the Master Contract, the Trust hereby adopts the Master Contract with respect to the Fund and the Administrator hereby acknowledges that the Master Contract shall pertain to the Fund, the terms and conditions of such Master Contract being hereby incorporated herein by reference.

                4. The term "Fund" as used in the Master Contract shall, for purposes of this Supplement, pertain to the Fund.

                5. As provided in paragraph 4 of the Master Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Administrator a monthly fee on the first business day of each month based upon the average daily value of the net assets of the Fund during the preceding month at the annual rate of 0.15%.

                6. This Supplement and the Master Contract (together, the "Contract") shall become effective on November 18, 1994, and shall continue in effect with respect to the Fund until the last day of the calendar year next following such date, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, subject to the immediately following sentence, and provided such continuance is specifically approved at least annually by a vote of a majority of (i) the Trust's Board of Trustees and (ii) the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Contract, by vote cast in person at a meeting called for the purpose of voting on such approval. This Contract may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Administrator or by the Administrator on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                7. (a) If the aggregate expenses of every character incurred by, or allocated to, the Fund in any fiscal year, other than interest, taxes, expenses under the Plans, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees provided for in paragraph 4 of the Master Contract and under the Master Investment Advisory Agreement ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Administrator, or the Administrator will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to the Administrator bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Contract and the Master Advisory Agreement between the Trust and the Adviser. The Administrator's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Contract.

                     (b) With respect to portions of a fiscal year in which this contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 7 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year, the monthly fees relating to the Fund, payable to the Administrator under this contract for such month shall be reduced, subject to later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Administrator as described in subparagraph (a) of paragraph 7 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in paragraph 4 of the Master Contract, and any payments required to be made by the Administrator shall be made once a year promptly after the end of the Trust's fiscal year.

                If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                        Very truly yours,

                                        GROWTH AND INCOME FUND, a
                                        Series of IBJ Funds Trust


                                        By:-------------------------
                                           Title:

Accepted:

FURMAN SELZ INCORPORATED


By:-------------------------
   Title:



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